                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

               The Emerging Markets Infrastructure Fund, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     4) Date Filed:
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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, MARCH 29, 1996
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Friday, March 29, 1996 commencing at 10:00 a.m. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect four (4) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending November 30, 1996.

    The close of business on February 28, 1996 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about February 29, 1996.

                                          By order of the Board of Directors,

                                                          [SIG]
                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: February 29, 1996
New York, New York

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           ON FRIDAY, MARCH 29, 1996
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Friday, March 29, 1996 and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, BEA Associates ("BEA"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about February 29, 1996.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 1995 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and FOR Proposal 2 stated in the accompanying Notice of Annual Meeting and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, February 28, 1996, there were 16,107,169 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received on or before 10:00 a.m. on March 29, 1996.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of four (4) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Daniel Sigg and Martin M. Torino, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 1999 Annual Meeting of Shareholders. Messrs. Sigg and Torino currently serve as directors of the Fund and have been members of the Board of Directors since the Fund commenced operations in December 1993. On August 15, 1995, Mr. Richard Watt was elected by the Board of Directors to fill the vacancy resulting from Mr. Piers Playfair's resignation from the Board. On February 13, 1996, the Board of Directors increased the size of the Board to eight and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Messrs. Arzac and Watt is now being submitted to the Fund's shareholders for their approval. Mr. Watt will serve until the 1997 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Dr. Arzac will serve until the 1998 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Bassini, Sigg and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of BEA.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                                        MEMBERSHIPS ON
                                                                                                       BOARDS OF OTHER
                                SHARES                                            LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                          AS DIRECTOR AND        INVESTMENT
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                             FEBRUARY 28,         AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)               1996            DURING THE PAST FIVE YEARS              FUND             COMPANIES
---------------------------  -------------  ------------------------------------  ------------------  ------------------

Dr. Enrique R. Arzac (53)         200       Professor of Finance and Director of  Since 1996; cur-    Director of nine
  Columbia University                       the Financial Management Program,     rent term ends at   other BEA-advised
  Graduate School of                        Graduate School of Business, Colum-   the 1996 annual     investment compa-
   Business                                 bia University (1971-present).        meeting.            nies; Director of
  New York, NY 10027                                                                                  The Adam Express
                                                                                                      Company.

Emilio Bassini* (45) ......       12,900    Managing Principal of Bassini,        Since 1993; cur-    Director of seven
  153 East 53rd Street                      Playfair + Associates LLC             rent term ends at   other BEA-advised
  New York, NY 10022                        (12/95-present); Member of the Ex-    the 1998 annual     investment compa-
                                            ecutive Committee, Chief Financial    meeting.            nies.
                                            Officer and Executive Director of
                                            BEA (1984-present).

James J. Cattano (52) .....       --        President, Atlantic Fertilizer &      Since 1993; cur-    Director of six
  80 Field Point Road                       Chemical Company (an international    rent term ends at   other BEA-advised
  Greenwich, CT 06830                       trading company specializing in the   the 1998 annual     investment compa-
                                            sale of agricultural commodities in   meeting.            nies.
                                            Latin American markets)
                                            (10/91-present); President, Diamond
                                            Fertiliser & Chemical Corporation, a
                                            subsidiary of Norsk Hydro A.S. (a
                                            Norwegian agriculture, oil and gas,
                                            light metals and petrochemical
                                            company)(1/84-
                                            10/91).

                                                                                                        MEMBERSHIPS ON
                                                                                                       BOARDS OF OTHER
                                SHARES                                            LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                          AS DIRECTOR AND        INVESTMENT
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                             FEBRUARY 28,         AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)               1996            DURING THE PAST FIVE YEARS              FUND             COMPANIES
---------------------------  -------------  ------------------------------------  ------------------  ------------------

Peter A. Gordon (53) ......       --        General Partner of Ethos Capital      Since 1993; cur-    Director of TCS
  152 West 57th Street                      Management; Managing Director at      rent term ends at   Fund, Inc.; Direc-
  New York, NY 10019                        Salomon Brothers, Inc (1981-6/92).    the 1997 annual     tor of five other
                                                                                  meeting.            BEA-advised in-
                                                                                                      vestment compa-
                                                                                                      nies; Director of
                                                                                                      the Mills Corpo-
                                                                                                      ration.

George W. Landau (76) .....        2,000    Chairman of the Latin American        Since 1993; cur-    Director of six
  Two Grove Isle Drive                      Advisory Board of the Coca-Cola       rent term ends at   other BEA-advised
  Coconut Grove, FL 33133                   Corporation and Senior Advisor of     the 1997 annual     investment
                                            Coca-Cola International (1988-        meeting.            companies; Direc-
                                            present); President of the Americas                       tor of Emigrant
                                            Society and Council of the Americas                       Savings Bank; Di-
                                            (7/85-10/93); United States Am-                           rector of GAM
                                            bassador to Venezuela (1982-1985);                        Funds, Inc.
                                            United States Ambassador to Chile
                                            (1977-1982) and United States Am-
                                            bassador to Paraguay (1972-1977).

Daniel Sigg* (40) .........      2,000      Member of the Executive Committee,    Since 1993; cur-    Director of ten
  153 East 53rd Street                      Chief Financial Officer and           rent term ends at   other BEA-advised
  New York, NY 10022                        Executive Director of BEA             the 1996 annual     investment
                                            (1/91-present); Member of the Ex-     meeting.            companies.
                                            ecutive Committee, Chief Financial
                                            Officer and Executive Director of
                                            Credit Suisse Advisors Corporation
                                            (12/95-present); President of Credit
                                            Suisse Capital Corporation
                                            (12/90-present); Vice President of
                                            Sales and Marketing at Swiss Amer-
                                            ican Securities (1/87-12/90).

Martin M. Torino (46) .....       --        Executive Director of TAU S.A. (a     Since 1993; cur-    Director of five
  Reconquista 365, 9th Fl.                  commodities trading firm,             rent term ends at   other BEA-advised
  Capital Federal 1003                      11/90-present); President of DYAT     the 1996 annual     investment
  Buenos Aires, Argentina                   S.A. (10/93-present); Vice Presi-     meeting.            companies.
                                            dent of Louis Dreyfus Sugar Com-
                                            pany, Inc. (a commodities trading
                                            firm) (1984-1990).

                                                                                                        MEMBERSHIPS ON
                                                                                                       BOARDS OF OTHER
                                SHARES                                            LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                          AS DIRECTOR AND        INVESTMENT
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                             FEBRUARY 28,         AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)               1996            DURING THE PAST FIVE YEARS              FUND             COMPANIES
---------------------------  -------------  ------------------------------------  ------------------  ------------------

Richard Watt* (37) ........       --        Senior Vice President of BEA          Since 1995; cur-    Director of three
  153 East 53rd Street                      (8/95-present); Head of Emerging      rent term ends at   other BEA-advised
  New York, NY 10022                        Markets Investments and Research at   the 1996 annual     investment
                                            Gartmore Investment Limited           meeting.            companies.
                                            (11/92-6/95); Director of Kleinwort
                                            Benson International Investment
                                            (5/87-10/92).

All directors and officers
  (12 persons, including
  the foregoing) as a
  group....................     18,375

    During the fiscal year ended November 30, 1995, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by the Fund during the fiscal year ended November 30, 1995 to all such unaffiliated directors was $28,000. During the fiscal year ended November 30, 1995, the Board convened 8 times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met once during the fiscal year ended November 30, 1995. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will not consider nominees recommended by shareholders. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended November 30, 1995, all filing requirements applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership on Form 3 was filed late by each of the following individuals: Enrique Arzac and Richard Watt (directors of the Fund), Stephen Swift (officer of the
Fund), Lloyd Baskin and Robert Margolin (former employees of BEA), and Lynn Zabner (employee of BEA).

    The following table shows certain information about officers of the Fund other than Messrs. Bassini, Sigg and Watt, who are described above. Mr. Bassini is Chairman of the Board, President and Chief Investment Officer of the Fund. Mr. Sigg is Senior Vice President of the Fund. Mr. Watt is Executive Vice President and Investment Officer of the Fund. Other than Richard Watt who was appointed on August 15,

1995, all of the officers have served in their respective positions since the Fund commenced operations in December 1993. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                             SHARES BENEFICIALLY                               CURRENT PRINCIPAL OCCUPATION AND
                                                  OWNED ON                                   PRINCIPAL EMPLOYMENT DURING THE PAST
             NAME                   AGE       FEBRUARY 28, 1996     POSITION WITH FUND                    FIVE YEARS
------------------------------      ---      -------------------  -----------------------  ----------------------------------------

Stephen Swift ................          50           --           Senior Vice President    Managing Director of BEA (6/95-present);
  153 East 53rd Street                                              and Investment         Head of Global Equities at Credit Suisse
  New York, NY 10022                                                Officer                Asset Management (10/91-5/95); Portfolio
                                                                                           manager of CS Tiger Fund
                                                                                           (10/91-present); Managing Director of
                                                                                           Southeast Asian Equities at Wardley
                                                                                           Investment Services (a subsidiary of
                                                                                           Hong Kong and Shanghai Bank)
                                                                                           (1/89-9/91).

Paul P. Stamler ..............          35              300       Senior Vice President    Vice  President  of  BEA (6/93-present);
  153 East 53rd Street                                                                     self-employed as a certified public  ac-
  New York, NY 10022                                                                       countant  (4/92-5/93); Vice President of
                                                                                           Bear, Stearns & Co. Inc. (6/88-3/92).

Michael A. Pignataro .........          36              900       Chief Financial Officer  Vice President  of BEA  (12/95-present);
  153 East 53rd Street                                              and Secretary          Assistant  Vice President  and Chief Ad-
  New York, NY 10022                                                                       ministrative Officer for Investment Com-
                                                                                           panies of BEA (9/89-12/95).

Rachel D. Manney .............          28               75       Vice President and       Assistant Vice President and Adminis-
  153 East 53rd Street                                              Treasurer              trative Officer for Investment Compa-
  New York, NY 10022                                                                       nies of BEA (4/92-present); Senior
                                                                                           Associate at Coopers & Lybrand (certi-
                                                                                           fied public accountant) (1989-1992).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended November 30, 1995. None of the Fund's executive officers and its directors who are also officers or directors of BEA received any compensation from the Fund for such period.

                                               PENSION OR
                                               RETIREMENT                      TOTAL         TOTAL NUMBER
                                                BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                               ACCRUED AS     ANNUAL         FUND AND        BEA-ADVISED
                                 AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                COMPENSATION      FUND         UPON           PAID TO         COMPANIES
       NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
------------------------------  ------------   ----------   ----------   -----------------   ------------
James J. Cattano .............    $7,000              0            0          $49,000              7
Peter A. Gordon ..............    $7,000              0            0          $42,000              6
George W. Landau .............    $7,000              0            0          $49,000              7
Martin M. Torino .............    $7,000              0            0          $42,000              6

    BEA and BEA Capital LLC, a company organized and controlled by Mr. Bassini and a former officer of BEA, have entered into a consulting agreement, dated as of December 12, 1995, pursuant to which BEA Capital LLC will provide consulting services to BEA with respect to private equity investments held by BEA clients for a fee of $2 million per annum payable by BEA. This consulting agreement is terminable by either party as of the last day of any calendar year commencing on December 31, 1996; provided, that if BEA terminates this agreement as of December 31, 1996, BEA is required to pay BEA Capital LLC an additional $2 million as a termination fee.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the present fiscal year ending November 30, 1996. At a meeting held on February 13, 1996, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending November 30, 1996. Coopers & Lybrand L.L.P. has been the Fund's independent public accountants since the Fund commenced operations in December 1993, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1996 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 1996. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                     THE EMERGING MARKETS
                                                  INFRASTRUCTURE FUND, INC.

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                   BOARD OF DIRECTORS
                                            The   undersigned   hereby  appoints
                                        Emilio Bassini and Michael A.  Pignataro
                                        as  Proxies,  each  with  the  power  to
                                        appoint  his   substitute,  and   hereby
                                        authorizes  them  to  represent  and  to
                                        vote, as designated below
  THE EMERGING MARKETS INFRASTRUCTURE
               FUND, INC.
                                        and in accordance with their judgment on
                                        such other matters as may properly  come
                                        before  the meeting  or any adjournments
                                        thereof, all
                 PROXY
                                        shares   of    The   Emerging    Markets
                                        Infrastructure  Fund, Inc.  (the "Fund")
                                        that the undersigned is entitled to vote
                                        at the annual meeting of shareholders on
                                        March 29, 1996,  and at any  adjournment
                                        thereof.
    ------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
                                                                   contrary below)
               Enrique R. Arzac  (two-year term)
               Daniel Sigg       (three-year term)
               Martin M. Torino   (three-year term)                      / /                          / /
               Richard Watt      (one-year term)

(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)

--------------------------------------------------------------------------------

PROPOSAL  2--TO  RATIFY  THE  SELECTION  OF  COOPERS  &      FOR     AGAINST   ABSTAIN
LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE      / /       / /       / /
FUND FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1996:

     (CONTINUED--SIGNATURE REQUIRED ON THE REVERSE SIDE OF THIS PROXY CARD)

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give full title as such. If
                                             a corporation, please sign in  full
                                             corporate   name  by  president  or
                                             other  authorized  officer.  If   a
                                             partnership,    please    sign   in
                                             partnership  name   by   authorized
                                             person.
                                             Date: _____________________________
                                             ________________   ________________
                                             Signature    Print Name
                                             ________________   ________________
                                             Signature if held jointly
                                                          Print Name